------------------------------------------------
HIGH NET WORTH INVESTORS -- CAPITAL APPRECIATION
------------------------------------------------

Alliance Select
Investor Series
Technology Portfolio

Semi-Annual Report
April 30, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                          o Are Not FDIC Insured
                          o May Lose Value
                          o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 5, 2001

Dear Shareholder:

This report provides performance and investment information for Alliance Select Investor Series Technology Portfolio (the "Portfolio") for the semi-annual reporting period ended April 30, 2001.

Investment Objective and Policies

This open-end fund seeks to provide superior long-term growth of capital. The Portfolio invests at least 65% of its total assets, and normally substantially more, in the equity securities of companies that are involved with the development and utilization of innovative technologies. The Portfolio may invest up to 40% of its total assets in non-U.S. companies. The Portfolio may also invest up to 15% in private technology companies that are planning an initial public offering within a period of several months to three years. The price of technology stocks are volatile.

To take advantage of investment opportunities in technology stocks in both rising and falling markets, the Portfolio may engage in substantial short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage. While these techniques are riskier than many investment strategies, they do provide greater potential for higher total return. This Portfolio is designed for the sophisticated investor who appreciates both the potential and the risks inherent in such strategies.

Investment Results

The following table provides performance data for the Portfolio and its benchmark, the NASDAQ Composite Index, for the six- and 12-month periods ended April 30, 2001.

INVESTMENT RESULTS*
Periods Ended April 30, 2001

                                                        ------------------------
                                                             Total Returns
                                                        ------------------------
                                                             6           12
                                                           Months      Months
--------------------------------------------------------------------------------
Alliance Select Investor Series Technology Portfolio
  Class A                                                 -30.60%      -41.28%
--------------------------------------------------------------------------------
  Class B                                                 -30.89%      -41.76%
--------------------------------------------------------------------------------
  Class C                                                 -30.80%      -41.82%
--------------------------------------------------------------------------------
NASDAQ Composite Index                                    -37.20%      -45.19%
--------------------------------------------------------------------------------
* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2001. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

  The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

     Additional investment results appear on pages 5-8.

Investment Results

The past six months have been marked by an incredibly challenging and disappointing market environment for technology investors. In response to that, we have maintained a relatively conservative posture in the Portfolio and used hedging techniques where possible. As a result of this strategy, the Portfolio, though down in absolute terms, continued to outperform its benchmark, the NASDAQ Composite Index, during both the six- and 12-month periods under review.

Through more active shorting of individual stocks, we decreased the net exposure in the Portfolio to the low end of our target range, ending the period at 72.5% net long within our range of 70% to 130%. Every short position contributed positively during the period. Our decision to lower the net exposure and our stock selections among shorts were the primary con tributors to the Portfolio's outperformance during the period. In addition, in making our long stock selections we employed a mix of more conservative names in addition to companies that we believe should lead in the next technology upturn. Among what we consider more conservative names are companies with attractive valuations and/or relatively strong earnings visibility. Holdings that fit these criteria include Microsoft Corp., which is embarking on a major upgrade cycle, Comcast Corp., a leading cable services provider, and Amdocs, Ltd., a telecommunications billing provider. Among the companies that carry near-term fundamental risk--but what we believe to be long-term opportunity--are Micron Technology, Altera Corp., Juniper Networks, Inc., and VERITAS Software Corp. Our long mix paid off as well. For example, Comcast and Micron Technology, Inc.--two large holdings from our two different stock "categories"--each added to our relative performance.

On the private equity side, we closed five additional transactions during the period. As of March 31, 2001, 6.1% of the Portfolio's assets was invested in private equity opportunities. As technology fundamentals have deteriorated and public technology stock prices have fallen, we have seen increasingly attractive valuations and includes over 5,000 companies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including terms for private equity investments. However, the initial public offering market for technology companies has slowed considerably, adding further liquidity risk to any potential private investment. Therefore, we continue to move slowly and deliberately in selecting late-stage, private investments.


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Market Review

By the end of 2000, what had begun as a valuation correction in technology stocks had worsened to include troubling inventory excesses and slowing end demand for technology products and services. This recession in technology spending impacted every sector in technology, and led to further declines in the NASDAQ. With the slowing economy in the U.S., corporate information technology
(IT) managers tightened spending budgets early in the year. Meanwhile, telecommunications services providers, faced with continuing financial losses and financing constraints, stopped spending on infrastructure equipment. As a result, most technology companies have either missed numbers or been forced to cut growth expectations for the remainder of the year. Indeed, the decline in technology fundamentals has been as rapid and remarkable as the decline in technology stock prices.

Outlook

The first quarter of 2001 has been the period of greatest fundamental deterioration and greatest uncertainty for technology companies within the current downturn. Fundamentals appear to be finding an absolute bottom in the June and September periods. We expect to see positive sequential growth for selected technology companies in the second half of the year. Indeed, some software and storage companies are already pointing to anecdotal evidence of a resumption in enterprise IT spending, albeit at lower levels. Still, some sector specific weakness, notably in the communication equipment and enterprise hardware sectors, will likely continue into next year.

In effect, technology stocks are adjusting to a new demand curve, one that is less steep than a year ago but growing nonetheless. As a result, we remain more valuation sensitive in buying and selling stocks; without better visibility into future earnings, we are not willing to pay peak multiples for technology stocks. Given our focus on valuation, visibility, and stock selection, the research skills of Alliance's technology analyst team continue to be the driving force behind the Portfolio's composition.

We see continued volatility in the near term as investors digest poor earnings. As we move closer to the fundamental bottom for most technology companies in the second half of the year, we should see some technology stocks make a sustainable move to the upside. In preparation for that turn, we are building positions in what we consider to be the best-positioned growth companies in technology, therefore creating a Portfolio that we hope will continue to outperform for our shareholders.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO OMITTED] John D. Carifa

[PHOTO OMITTED] Janet A. Walsh

Portfolio Manager, Janet A. Walsh, has over 8 years of investment experience.

Thank you for your interest and investment in Alliance Select Investor Series Technology Portfolio. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Janet A. Walsh

Janet A. Walsh
Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
3/31/00* TO 4/30/01

   [The following was depicted as a mountain chart in the printed material.]

Alliance Select Investor Series Technology Portfolio Class A:   $4,904
NASDAQ Composite Index:                                         $4,628

                            Alliance
                      Select Investor Series                    Nasdaq
                       Technology Portfolio                Composite Index
-------------------------------------------------------------------------------
     3/31/00                 $ 9,579                           $10,000
     6/30/00                 $ 9,205                           $ 8,673
     9/30/00                 $ 8,199                           $ 8,032
     12/31/00                $ 5,833                           $ 5,403
     3/31/01                 $ 4,521                           $ 4,024
     4/30/01                 $ 4,904                           $ 4,628


This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Technology Portfolio Class A shares (from 3/31/00 to 4/30/01) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies.

When comparing Alliance Select Investor Series Technology Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.

* Closest month-end after Fund's Class A share inception date of 3/30/00.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

             Alliance Select Investor Series Technology Portfolio--
                           Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                           Alliance Select Investor Series           NASDAQ
                                Technology Portfolio             Composite Index
--------------------------------------------------------------------------------
       4/30/00*                         -7.70%                      -15.57%
       4/30/01                         -41.28%                      -45.19%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.

* The Fund's return for the period ended 4/30/00 is from the Fund's inception date of 3/30/00 through 4/30/00. The benchmark's return for the period ended 4/30/00 is from 3/31/00 through 4/30/00.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2001 (unaudited)

INCEPTION DATES    PORTFOLIO STATISTICS
Class A Shares     Net Assets ($ mil): $443.4
3/30/00

Class B Shares
3/30/00

Class C Shares
3/30/00

SECTOR BREAKDOWN

Technology
o  13.7% Semiconductor Components
o  10.9% Computer Software
o   3.3% Internet Content
o   3.0% Contract Manufacturing
o   2.9% Networking Software
o   2.8% Communication Equipment              [PIE CHART OMITTED]
o   2.1% Computer Hardware
o   2.0% Electronic Components
o   0.1% Computer Services

Consumer Services
o  13.2% Broadcasting & Cable
o  13.2% Telecommunications
o   2.2% Finance
o   5.1% Miscellaneous

o  25.5% Short-Term

COUNTRY BREAKDOWN

o  69.7% United States
o   2.8% Finland
o   2.0% Singapore
                                             [PIE CHART OMITTED]
o  25.5% Short-Term

All data as of April 30, 2001. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                 1 Year              -41.28%                        -43.78%
        Since Inception*             -42.99%                        -45.20%

Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                 1 Year              -41.76%                        -44.09%
        Since Inception*             -43.47%                        -45.03%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                 1 Year              -41.82%                        -42.40%
        Since Inception*             -43.47%                        -43.47%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2001)

                         Class A Shares       Class B Shares      Class C Shares
--------------------------------------------------------------------------------
                 1 Year      -54.79%              -55.07%            -53.67%
        Since Inception*     -54.79%              -54.60%            -53.20%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. This Portfolio invests in companies of any size. An investment in smaller-cap stocks is more volatile and riskier than an investment in many other types of stocks. The stock market performance of these new technology companies can be dramatic--in both directions. To take advantage of the investment opportunities in rising and falling markets, the Portfolio may make substantial use of leverage, short selling and other investment practices such as options, futures and forwards. These techniques are riskier than many investment strategies, and are appropriate only for particularly sophisticated investors who understand and are willing to assume these risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar which may magnify these fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to various factors including political and economic uncertainties throughout the world. The Portfolio may also invest in other investments which are illiquid. Investment in illiquid securities may involve the risk that securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception date for all share classes: 3/30/00.


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
April 30, 2001 (unaudited)

                                                                      Percent of
Company                                            Value              Net Assets
--------------------------------------------------------------------------------
Comcast Corp. Special Cl. A                 $ 26,872,920                    6.1%
--------------------------------------------------------------------------------
Microsoft Corp.                               21,456,425                    4.8
--------------------------------------------------------------------------------
Western Wireless Corp. Cl. A                  20,644,108                    4.7
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                         19,190,000                    4.3
--------------------------------------------------------------------------------
Micron Technology, Inc.                       17,475,838                    3.9
--------------------------------------------------------------------------------
Time Warner Telecom, Inc. Cl. A               15,585,005                    3.5
--------------------------------------------------------------------------------
Nokia Corp. ADR (Finland)                     14,855,555                    3.4
--------------------------------------------------------------------------------
Xilinx, Inc.                                  13,642,878                    3.1
--------------------------------------------------------------------------------
Altera Corp.                                  12,569,130                    2.8
--------------------------------------------------------------------------------
Cisco Systems, Inc.                           11,775,630                    2.7
--------------------------------------------------------------------------------
                                            $174,067,489                   39.3%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2001 (unaudited)
                                              ----------------------------------
                                                            Shares+
                                              ----------------------------------
Purchases                                          Bought      Holdings 4/30/01
--------------------------------------------------------------------------------
Aventail Corp. Ser. E (Private Placement)         333,945               333,945
--------------------------------------------------------------------------------
Chapter 2 E-Services, Inc.
  (Private Placement)                             912,000               912,000
--------------------------------------------------------------------------------
Concord EFS, Inc.                                 246,200               246,200
--------------------------------------------------------------------------------
Epicentric, Inc. (Private Placement)            1,050,420             1,050,420
--------------------------------------------------------------------------------
Juniper Networks, Inc.                            177,900               177,900
--------------------------------------------------------------------------------
Onix Microsystems, Inc.
  (Private Placement)                           1,294,817             1,294,817
--------------------------------------------------------------------------------
Paxonet Communications, Inc.
  (Private Placement)                             354,610               354,610
--------------------------------------------------------------------------------
SBC Communications, Inc.                          250,000               250,000
--------------------------------------------------------------------------------
Silicon Motion, Inc. (Private Placement)        1,096,492             1,096,492
--------------------------------------------------------------------------------
Solectron Corp.                                   414,900               414,900
--------------------------------------------------------------------------------

Sales                                                Sold      Holdings 4/30/01
--------------------------------------------------------------------------------
AT&T Corp. - Liberty Media Group Cl. A            380,000               530,000
--------------------------------------------------------------------------------
Cisco Systems, Inc.                               375,500               693,500
--------------------------------------------------------------------------------
Dell Computer Corp.                               310,300               344,700
--------------------------------------------------------------------------------
Intel Corp.                                       250,000               373,000
--------------------------------------------------------------------------------
Microsoft Corp.                                   227,100               316,700
--------------------------------------------------------------------------------
Nortel Networks Corp. (Canada)                    300,000                    -0-
--------------------------------------------------------------------------------
Oracle Corp.                                      553,000               508,900
--------------------------------------------------------------------------------
PSINet, Inc.                                      734,000                    -0-
--------------------------------------------------------------------------------
Sapient Corp.                                     621,000                    -0-
--------------------------------------------------------------------------------
Yahoo! Inc.                                       273,700                    -0-
--------------------------------------------------------------------------------

+ Adjusted for stock splits.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2001 (unaudited)

Company                                                  Shares           Value
--------------------------------------------------------------------------------

COMMON STOCKS-82.9%

Technology-48.7%
Communication Equipment-3.3%
Nokia Corp. ADR (Finland)...........................    434,500   $  14,855,555
                                                                  -------------

Computer Hardware-2.4%
Dell Computer Corp.(a)(b)...........................    344,700       9,044,928
Handspring, Inc.(a).................................    124,000       1,888,520
                                                                  -------------
                                                                     10,933,448
                                                                  -------------
Computer Services-0.1%
ServiceWare Technologies, Inc.(a)...................    400,000         376,000
                                                                  -------------

Computer Software-13.0%
BEA Systems, Inc.(a)(b).............................    235,400       9,616,090
Mercury Interactive Corp.(a)........................     73,000       4,828,950
Microsoft Corp.(a)(b)...............................    316,700      21,456,425
Oracle Corp.(a)(b)..................................    508,900       8,223,824
Rational Software Corp.(a)..........................    194,600       4,711,266
VERITAS Software Corp.(a)(b)........................    146,700       8,744,787
                                                                  -------------
                                                                     57,581,342
                                                                  -------------
Contract Manufacturing-3.6%
Flextronics International, Ltd. (Singapore)(a)(b)...    390,300      10,495,167
Sanmina Corp.(a)....................................    185,600       5,410,240
                                                                  -------------
                                                                     15,905,407
                                                                  -------------
Electronic Components-2.4%
Solectron Corp.(a)(b)...............................    414,900      10,559,205
                                                                  -------------

Internet Content-4.0%
Check Point Software Technologies, Ltd.(a)..........    112,300       7,044,579
Juniper Networks, Inc.(a)...........................    177,900      10,501,437
                                                                  -------------
                                                                     17,546,016
                                                                  -------------
Networking Software-3.5%
Cisco Systems, Inc.(a)(b)...........................    693,500      11,775,630
Micromuse, Inc.(a)..................................     76,800       3,801,600
                                                                  -------------
                                                                     15,577,230
                                                                  -------------
Semiconductor Components-16.4%
Altera Corp.(a)(b)..................................    497,000      12,569,130
Applied Micro Circuits Corp.(a).....................    197,500       5,138,950
Intel Corp.(b)......................................    373,000      11,529,430
Intersil Holding Corp.(a)...........................    287,000       9,252,880
Micron Technology, Inc.(b) .........................    385,100      17,475,838
Varian Semiconductor Equipment
   Associates, Inc.(a)..............................     70,000       3,188,500
Xilinx, Inc.(a).....................................    287,400      13,642,878
                                                                  -------------
                                                                     72,797,606
                                                                  -------------
                                                                    216,131,809
                                                                  -------------


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)           Value
--------------------------------------------------------------------------------

Consumer Services-34.2%
Broadcasting & Cable-15.8%
AOL Time Warner, Inc.(a)............................    380,000   $  19,190,000
AT&T Corp.(b) ......................................    324,400       7,227,632
AT&T Corp. - Liberty Media Group Cl. A(a)(b)........    530,000       8,480,000
Comcast Corp. Special Cl. A(a)(b)...................    612,000      26,872,920
Macrovision Corp.(a)................................    147,800       8,451,204
                                                                  -------------
                                                                     70,221,756
                                                                  -------------
Finance-2.6%
Concord EFS, Inc.(a)(b).............................    246,200      11,460,610
                                                                  -------------

Telecommunications-15.8%
Amdocs, Ltd.(a)(b)..................................    178,400      10,507,760
CIENA Corp.(a)......................................    133,700       7,361,522
Dobson Communications Corp. Cl. A(a)................    389,000       5,609,380
SBC Communications, Inc.(b).........................    250,000      10,312,500
Time Warner Telecom, Inc. Cl. A(a)(b)...............    307,700      15,585,005
Western Wireless Corp. Cl. A(a)(b)..................    463,600      20,644,108
                                                                  -------------
                                                                     70,020,275
                                                                  -------------
                                                                    151,702,641
                                                                  -------------
Total Common Stocks
   (cost $535,484,433)..............................                367,834,450
                                                                  -------------

PREFERRED STOCKS-6.1%
Miscellaneous-6.1%
Aventail Corp. Ser. E (Private Placement)(a)(c).....    333,945       1,035,426
Chapter 2 E-Services, Inc. (Private Placement)(a)(c)    912,000       5,001,864
Epicentric, Inc. (Private Placement)(a)(c)..........  1,050,420       4,999,999
Onix Microsystems, Inc.
   (Private Placement)(a)(c)........................  1,294,817       3,000,000
Paxonet Communications, Inc.
   (Private Placement)(a)(c)........................    354,610       1,000,000
Pluris, Inc. (Private Placement)(a)(c)..............  1,100,376       7,000,005
Silicon Motion, Inc. (Private Placement)(a)(c)......  1,096,492       5,000,004
                                                                  -------------
Total Preferred Stocks
   (cost $27,037,298)...............................                 27,037,298
                                                                  -------------

SHORT-TERM INVESTMENT-30.5%
Time Deposit-30.5%
Bank of New York
   4.25%, 5/01/01
   (amortized cost $135,329,000)....................   $135,329     135,329,000
                                                                  -------------

Total Investments-119.5%
   (cost $697,850,731)..............................                530,200,748
                                                                  -------------


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
Company                                               Contracts           Value
--------------------------------------------------------------------------------

CALL OPTIONS WRITTEN-(1.5%)(a)(d)
BEA Systems, Inc.
   expiring June '01 @ 35...........................      4,200   $  (4,368,000)
VERITAS Software Corp.
   expiring May '01 @ 60............................      4,000      (2,360,000)
                                                                  -------------

Total Call Options Written
   (premiums received $5,035,251)...................                 (6,728,000)
                                                                  -------------

SECURITIES SOLD SHORT-(18.1%)
Applied Materials, Inc.(a)..........................     97,900      (5,345,340)
Ariba, Inc.(a)......................................    198,000      (1,530,540)
B2B Internet HOLDRs Trust...........................  1,275,200      (8,798,880)
Broadcom Corp. Cl. A(a).............................    169,500      (7,044,420)
EMC Corp.(a)........................................    224,000      (8,870,400)
Global Crossing, Ltd. (Bermuda)(a)..................    330,000      (4,134,900)
Hewlett-Packard Co. ................................    170,000      (4,833,100)
Internet HOLDRs Trust(a)............................     83,000      (3,643,700)
Internet Infrastructure HOLDRs(a)...................    713,000      (9,518,550)
Level 3 Communications, Inc.(a).....................    200,000      (2,846,000)
360networks, Inc.(a)................................    300,000        (516,000)
Semiconductor HOLDRs Trust(a).......................    150,500      (7,720,650)
Software HOLDRs Trust(a)............................    177,500      (9,602,750)
Williams Communications Group, Inc.(a)..............    100,000        (452,000)
WorldCom, Inc.(a)...................................    300,000      (5,475,000)
                                                                  -------------

Total Securities Sold Short
   (proceeds $128,081,161)..........................                (80,332,230)
                                                                  -------------

WARRANTS-0%
Chapter 2 E-Services, Inc., expiring 11/10/10
   (cost $0) .......................................    456,001              -0-
                                                                  -------------

Total Investments, Net of Securities Sold Short and
   Outstanding Call Options Written-99.9%
   (cost $564,734,319)..............................                443,140,518
Other assets less liabilities-0.1%..................                    264,017
                                                                  -------------

Net Assets-100%.....................................              $ 443,404,535
                                                                  =============

(a) Non-income producing security.

(b) Security, or a portion thereof, has been segregated to collateralize written call options and short sales. This collateral has a total market value of approximately $217,121,500.

(c) Restricted and illiquid security, valued at fair value (See Notes A and F).

(d) One contract relates to 100 shares unless indicated otherwise.

    Glossary:

    ADR - American Depositary Receipt.

    See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2001 (unaudited)

Assets
Investments in securities, at value (cost $697,850,731)....      $  530,200,748
Cash  .....................................................           6,724,372
Receivable for investment securities sold..................         139,306,343
Receivable for capital stock sold..........................             613,694
Interest and dividends receivable..........................              33,387
                                                                 --------------
Total assets...............................................         676,878,544
                                                                 --------------
Liabilities
Securities sold short, at value (proceeds $128,081,161)....          80,332,230
Outstanding call options written, at value
   (premiums received $5,035,251)..........................           6,728,000
Payable for investment securities purchased................         143,087,281
Payable for capital stock redeemed.........................           1,631,179
Advisory fee payable.......................................           1,229,484
Distribution fee payable...................................             261,633
Accrued expenses...........................................             204,202
                                                                 --------------
Total liabilities..........................................         233,474,009
                                                                 --------------
Net Assets.................................................      $  443,404,535
                                                                 ==============
Composition of Net Assets
Capital stock, at par......................................      $       82,328
Additional paid-in capital.................................         876,591,579
Accumulated net investment loss ...........................          (7,171,428)
Accumulated net realized loss on investments, short sales,
   written options and futures transactions................        (304,504,143)
Net unrealized depreciation of investments, short sales,
   written options and futures.............................        (121,593,801)
                                                                 --------------
                                                                 $  443,404,535
                                                                 ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($147,400,357/27,202,245 shares of capital stock
   issued and outstanding).................................               $5.42
Sales charge--4.25% of public offering price...............                 .24
                                                                          -----
Maximum offering price.....................................               $5.66
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($184,684,127/34,383,764 shares of capital stock
   issued and outstanding).................................               $5.37
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($111,320,051/20,742,259 shares of capital stock
   issued and outstanding).................................               $5.37
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (unaudited)

Investment Income
Interest....................................... $  2,892,390
Dividends (net of foreign taxes withheld
   of $16,042).................................      198,729     $    3,091,119
                                                ------------
Expenses
Advisory fee...................................    6,630,442
Distribution fee - Class A.....................      267,526
Distribution fee - Class B.....................    1,092,018
Distribution fee - Class C.....................      666,512
Transfer agency................................      263,220
Registration...................................      193,885
Administrative fee.............................       70,000
Amortization of offering expenses..............       64,905
Custodian......................................       50,316
Printing.......................................       48,500
Audit and legal................................       31,972
Dividends on securities sold short.............       27,909
Directors' fees................................       11,000
Miscellaneous..................................        6,688
                                                ------------
Total expenses before interest.................    9,424,893
Interest expense on short sales................      837,654
                                                ------------
Net expenses...................................                      10,262,547
                                                                 --------------
Net investment loss............................                      (7,171,428)
                                                                 --------------
Realized and Unrealized Gain (Loss) on
Investments, Short Sales, Written Options,
Futures Transactions
Net realized loss on investment
   transactions................................                    (255,402,709)
Net realized gain on short sale
   transactions................................                       8,262,804
Net realized gain on written option
   transactions................................                         383,037
Net realized gain on futures transactions......                      14,894,301
Net change in unrealized
   appreciation/depreciation of investments,
   short sales, written options and futures....                      12,480,226
                                                                 --------------
Net loss on investments........................                    (219,382,341)
                                                                 --------------
Net Decrease in Net Assets from Operations.....                  $ (226,553,769)
                                                                 ==============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months    March 30, 2000*
                                                    Ended             to
                                                April 30, 2001    October 31,
                                                  (unaudited)        2000
                                                ==============  ===============

Increase (Decrease) in Net Assets
from Operations
Net investment loss............................ $  (7,171,428)  $ (11,733,329)
Net realized loss on investment, short sales,
   written options, futures and foreign
   currency transactions.......................  (231,862,567)    (72,638,088)
Net change in unrealized
   appreciation/depreciation of investments,
   short sales, written options and futures....    12,480,226    (134,074,027)
                                                -------------   -------------
Net decrease in net assets from
   operations..................................  (226,553,769)   (218,445,444)
Capital Stock Transactions
Net increase (decrease)........................   (77,516,241)    965,919,989
                                                -------------   -------------
Total increase (decrease)......................  (304,070,010)    747,474,545
Net Assets
Beginning of period............................   747,474,545              -0-
                                                -------------   -------------
End of period.................................. $ 443,404,535   $ 747,474,545
                                                =============   =============

* Commencement of operations.

  See notes to financial statements.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Technology Portfolio, the Bio-Techology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Technology Portfolio. The Technology Portfolio (the "Fund") commenced operations on March 30, 2000. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by,


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales of investments and forward currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign tax reclaims receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Offering Expenses

Offering expenses of $158,000 have been fully amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Composite Index. For the period from April 1, 2000 through March 31, 2001, the Adviser will receive a minimum fee, payable monthly, equal to .50% annualized of the average daily net assets of the Fund for each day included in such annual period. The fee paid to the Adviser for this period may be increased to 2.50%, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Composite Index. The fee will equal 1.50% annualized if the performance of Class A shares equals the performance of the Index. The performance period for each such month will be from April 1, 2000 through the current calendar month, until the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. During the six months ended April 30, 2001, the effective advisory fee was at the annualized rate of 2.50% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from March 30, 2000 (commencement of operations of the Fund) to March 31, 2001, to the extent necessary to prevent total Fund operating expenses from exceeding the annual rate of 3.25% of average daily net assets for Class A shares and 3.95% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than March 31, 2003, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's or-


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ganization costs and initial offering expenses. At April 30, 2001, there were no expenses waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended April 30, 2001, such fees amounted to $70,000.

The Fund compensates Alliance Global Investor Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $258,313 for the six months ended April 30, 2001.

For the six months ended April 30, 2001, the Fund's expenses were reduced by $16,983 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $11,076 from the sale of Class A shares and $1,902, $884,194 and $175,320 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2001.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2001, amounted to $358,720, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $14,976,973 and $1,258,818 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $218,718,545 and $383,651,120, respectively, for the six months ended April 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 2001.

At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $7,310,586 and gross unrealized depreciation of investments was $174,960,569 resulting in net unrealized depreciation of $167,649,983, excluding short sales and written call options.

At October 31, 2000, the Fund had a net capital loss carryover of $66,645,560 which expires October 31, 2008. To the extent that any net capital loss carryover is used to offset future gains, it is probable that these gains will not be distributed to shareholders.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At April 30, 2001, the Fund had no outstanding futures contracts.

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Premiums received from writing options which expire unexercised are recorded by the Funds on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the six months ended April 30, 2001 were as follows:

                                              Number of
                                              Contracts            Premiums
                                         ==================   =================

Options outstanding at beginning
   of period............................                 -0-  $              -0-
Options written.........................             11,200           7,051,184
Options terminated in closing
   purchase transactions................             (2,993)         (2,011,229)
Options exercised.......................                 (7)             (4,704)
                                         ------------------   -----------------
Options outstanding at
   April 30, 2001.......................              8,200   $       5,035,251
                                         ------------------   -----------------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                -----------------------------------   -----------------------------------
                              Shares                                Amount
                -----------------------------------   -----------------------------------
                Six Months Ended  March 30, 2000(a)   Six Months Ended  March 30, 2000(a)
                  April 30, 2001                 to     April 30, 2001                 to
                     (unaudited)   October 31, 2000        (unaudited)   October 31, 2000
                -------------------------------------------------------------------------
Class A
Shares sold           14,877,608         42,397,751      $  90,894,651      $ 414,263,216
-----------------------------------------------------------------------------------------
Shares converted
   from Class B               69                 -0-               460                 -0-
-----------------------------------------------------------------------------------------
Shares redeemed      (20,820,348)        (9,252,835)      (125,712,712)       (80,374,808)
-----------------------------------------------------------------------------------------
Net increase
   (decrease)         (5,942,671)        33,144,916      $ (34,817,601)     $ 333,888,408
=========================================================================================

Class B
Shares sold            4,866,047         41,816,451      $  30,680,780      $ 415,043,313
-----------------------------------------------------------------------------------------
Shares converted
   to Class A                (69)                -0-              (460)                -0-
-----------------------------------------------------------------------------------------
Shares redeemed       (9,200,144)        (3,098,521)       (54,237,596)       (26,932,448)
-----------------------------------------------------------------------------------------
Net increase
   (decrease)         (4,334,166)        38,717,930      $ (23,557,276)     $ 388,110,865
=========================================================================================

Class C
Shares sold            3,078,811         27,359,706      $  19,338,932      $ 271,665,620
-----------------------------------------------------------------------------------------
Shares redeemed       (6,525,209)        (3,171,049)       (38,735,911)       (27,744,904)
-----------------------------------------------------------------------------------------
Net increase
   (decrease)         (3,446,398)        24,188,657      $ (19,396,979)     $ 243,920,716
=========================================================================================

NOTE F

Restricted Securities
                                                 Date Acquired        Cost
                                                 =============   ===============
Aventail Corp. Ser. E..........................      3/12/01       $  885,426
Aventail Corp. Ser. E..........................      4/02/01          150,000
Chapter 2 E-Services, Inc. ....................     11/20/00        5,001,864
Epicentric, Inc. ..............................      3/12/01        4,999,999
Onix Microsystems, Inc. .......................      3/09/01        3,000,000
Paxonet Communications, Inc. ..................      4/12/01        1,000,000
Pluris, Inc. ..................................      9/26/00        7,000,005
Silicon Motion, Inc. ..........................     11/16/00        5,000,004

(a) Commencement of operations.


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The securities listed are restricted and have been valued at fair value in accordance with the procedures described in Note A. The value of these securities at April 30, 2001 was $27,037,298, representing 6.1% of net assets.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2001.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding For The Period

                                                              -----------------------------
                                                                          Class A
                                                              -----------------------------
                                                                  Six Months     March 30,
                                                                       Ended    2000(a) to
                                                              April 30, 2001   October 31,
                                                                 (unaudited)          2000
                                                              -----------------------------
Net asset value, beginning of period..........................      $   7.81      $  10.00
                                                              -----------------------------
Income From Investment Operations
Net investment loss(b)........................................          (.07)         (.09)
Net realized and unrealized loss on investment and foreign
   currency transactions......................................         (2.32)        (2.10)
                                                              -----------------------------
Net decrease in net asset value from operations...............         (2.39)        (2.19)
                                                              -----------------------------
Net asset value, end of period................................      $   5.42      $   7.81
                                                              =============================
Total Return
Total investment return based on net asset value(c)...........        (30.60)%      (21.90)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).....................      $147,400      $258,879
Ratio to average net assets of:
   Expenses, excluding interest expense on short sales(d).....          3.11%         2.31%
   Expenses, including interest expense on short sales(d).....          3.42%         2.35%
   Net investment loss(d).....................................         (2.26)%       (1.79)%
Portfolio turnover rate.......................................            42%           55%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding For The Period

                                                              -----------------------------
                                                                          Class B
                                                              -----------------------------
                                                                  Six Months     March 30,
                                                                       Ended    2000(a) to
                                                              April 30, 2001   October 31,
                                                                 (unaudited)          2000
                                                              -----------------------------
Net asset value, beginning of period..........................      $   7.77      $  10.00
                                                              -----------------------------
Income From Investment Operations
Net investment loss(b)........................................          (.09)         (.13)
Net realized and unrealized loss on investment and foreign
   currency transactions......................................         (2.31)        (2.10)
                                                              -----------------------------
Net decrease in net asset value from operations...............         (2.40)        (2.23)
                                                              -----------------------------
Net asset value, end of period................................      $   5.37      $   7.77
                                                              =============================
Total Return
Total investment return based on net asset value(c)...........        (30.89)%      (22.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).....................      $184,684      $300,814
Ratio to average net assets of:
   Expenses, excluding interest expense on short sales(d).....          3.80%         2.99%
   Expenses, including interest expense on short sales(d).....          4.12%         3.02%
   Net investment loss(d).....................................         (2.93)%       (2.47)%
Portfolio turnover rate.......................................            42%           55%

See footnote summary on page 26.


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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding For The Period

                                                              -----------------------------
                                                                          Class C
                                                              -----------------------------
                                                                  Six Months     March 30,
                                                                       Ended    2000(a) to
                                                              April 30, 2001   October 31,
                                                                 (unaudited)          2000
                                                              -----------------------------
Net asset value, beginning of period..........................      $   7.76      $  10.00
                                                              -----------------------------
Income From Investment Operations
Net investment loss(b)........................................          (.09)         (.13)
Net realized and unrealized loss on investment and foreign
   currency transactions......................................         (2.30)        (2.11)
                                                              -----------------------------
Net decrease in net asset value from operations...............         (2.39)        (2.24)
                                                              -----------------------------
Net asset value, end of period................................        $ 5.37      $   7.76
                                                              =============================
Total Return
Total investment return based on net asset value(c)...........        (30.80)%      (22.40)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).....................      $111,320      $187,782
Ratio to average net assets of:
   Expenses, excluding interest expense on short sales(d).....          3.81%         2.99%
   Expenses, including interest expense on short sales(d).....          4.13%         3.03%
   Net investment loss(d).....................................         (2.93)%       (2.47)%
Portfolio turnover rate.......................................            42%           55%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Annualized.


--------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

consumer price index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

equity

Another term for stock.

initial public offering (IPO)

A sale of securities by a previously private company to the general public.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
28 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Christopher M. Toub, Senior Vice President
Peter Anastos, Vice President
Thomas J. Bardong, Vice President
Andrew J. Frank, Vice President
Gerald T. Malone, Vice President
Janet A. Walsh, Vice President
Steven R. Weller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

Alliance Select Investor Series
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISTPSR401